UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2024

CSLM Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41219	98-1602789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 E. Commercial Boulevard, Suite 900 Ft. Lauderdale, FL	33308
(Address of principal executive offices)	(Zip Code)

(954) 315-9381

(Registrant’s telephone number, including area code)

Consilium Acquisition Corp I, Ltd

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	CSLMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CSLM	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSLMW	The Nasdaq Stock Market LLC
Rights to acquire one-tenth of one Class A ordinary share	CSLMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Trust Amendment Agreement

On August 18, 2024 as approved by its shareholders at the annual general meeting held on August 18, 2024 (the “Annual Meeting”), CSLM ACQUISITION CORP. (the “Company”), and its trustee, Continental Stock Transfer & Trust Company amended (the “Trust Amendment”) the Investment Management Trust Agreement, dated as of January 12, 2022, as amended on July 13, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) and the Company, in order to allow the Company to extend the time to complete a business combination on a month-to-month basis, until July 18, 2025 (the “Termination Date”) by placing $30,000 into the Company’s trust account (the “Trust Account”). At the Annual Meeting, the shareholders of the Company approved by a special resolution, to amend Trust Agreement to extend the time by which the Company has to consummate a business combination until July 18, 2025 in accordance with the Company’s amended and Amended and Restated Memorandum of Association and Articles of Association, adopted by special resolution dated January 5, 2022, as amended (the “Articles of Association”).

The foregoing description of the Trust Amendment is qualified in its entirety by reference to the full text of the Trust Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 19, 2024, CSLM issued a 2nd amended and restated promissory note (the “2nd A&R Note”) to Consilium Acquisition Sponsor I, LLC (“Sponsor”), to replace the initial promissory note issued to the Sponsor on February 28, 2023, as amended on January 18, 2024, for working capital, allowing the Company to borrow up to $2,000,000. The 2nd A&R Note is unsecured, increases the amount the Company may borrow to $2,750,000, bears interest at a rate of 4.75% per annum, and is payable on the earlier to occur of (i) the date by which the Company has to complete a business combination or (ii) the effective date of a business combination.

The foregoing description of the 2nd A&R Note is qualified in its entirety by reference to the full text of the 2nd A&R Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The shareholders of the Company approved the following proposals at the Annual Meeting held on August 18, 2024: (a) as a special resolution, to amend the Company’s Articles of Association to remove the requirement that the Company must have net tangible assets of at least $5,000,001 to consummate a business combination (the “NTA Proposal”); (b) as a special resolution, to provide the Company the right to extend the date by which it has to complete a business combination on a month-to-month basis until July 18, 2025 by placing $30,000 into the Trust Account (the “Extension Amendment Proposal”); (c) as a special resolution, an amendment to the Trust Agreement, to extend the Termination Date until July 18, 2025 (the “Trust Amendment Proposal”), and (d) as an ordinary resolution, a proposal to consider and vote to ratify the appointment of BDO USA, P.C. as the independent registered public accounting firm for the fiscal year December 31, 2024 (the “Ratification of Auditors Proposal”).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 18, 2024, the Company held the Annual Meeting. On August 6, 2024, the record date for the Annual Meeting, there were 9,515,937 ordinary shares entitled to be voted at the Annual Meeting. This includes 9,515,936 Class A ordinary shares, par value $0.0001 per share (“Class A Shares”), and one Class B ordinary share, par value $0.0001 per share (“Class B Shares” and together being the issued and outstanding ordinary shares of the Company, referred to as the “Shares”). At the meeting, 7,821,472 or 82.19% of such Shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

1. NTA Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association to remove the requirement that the Company must have net tangible assets of at least $5,000,001 to consummate a business combination. Approval of the NTA Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Annual Meeting or any adjournment thereof. The NTA Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,950,996	870,476	0	0

2. Extension Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, giving the Company the right to extend the date by which it has to complete a business combination up to July 18, 2025. Approval of the Extension Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Annual Meeting or any adjournment thereof. The Extension Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,827,645	993,827	0	0

3. Trust Amendment Proposal

Shareholders approved the proposal to amend the Trust Agreement, as a special resolution, to allow the Company to extend the time to complete a business combination up to October 18, 2024 by depositing $30,000 into the Trust Account on a month-to-month basis. Approval of the Trust Agreement Amendment Proposal required a special resolution under Cayman Islands law, a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Annual Meeting or any adjournment thereof. The Trust Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,827,645	993,827	0	0

4. Ratification of Auditors Proposal

Shareholders approved as an ordinary resolution, to consider and vote to ratify the appointment of BDO USA, P.C. as the independent registered public accounting firm for the fiscal year December 31, 2024. Approval of the Ratification of Auditors Proposal required an ordinary resolution under Cayman Islands law by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the Annual Meeting or any adjournment thereof. The Ratification of Auditors Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,950,996	870,476	0	0

Item 8.01.	Other Events.

Immediately after the Annual Meeting, the Company extended the time to complete the business combination by one (1) month and deposited the sum of $30,000 into the trust account in accordance with the terms of the Trust Agreement.

In connection with the shareholders’ vote at the Annual Meeting of shareholders held by the Company on August 18, 2024, 3,339,500 Class A Shares were tendered for redemption, leaving 1,372,687 Class A Shares. As a result, approximately $38,596,222 (approximately $11.35 per share) will be removed from the Company’s trust account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company since that date. After the redemptions, approximately $15,584,801 will remain in the Company’s trust account.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

10.1	Amendment to the Investment Trust Management Agreement between the Company and the Trustee dated August 18, 2024

10.2	Amended and Restated Promissory Note dated August 19, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSLM Acquisition Corp.

Dated: August 20, 2024	By:	/s/ Charles Cassel
	Name:	Charles Cassel
	Title:	Chief Executive Officer